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                                     EXHIBIT 23.1

                           Consent of Deloitte & Touche LLP,
                            Independent Public Accountants


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of ENCAD, Inc. on Form S-8 of our report dated February 4, 1997, appearing in the Annual Report on Form 10-K of ENCAD, Inc. for the year ended December 31, 1996.



DELOITTE & TOUCHE LLP
San Diego, California
January 22, 1998